Exhibit 10.1

AMENDMENT NO. 3 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 30, 2019, is entered into by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 20, 2016 (as the same has been amended, restated, waived, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower; and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein, and the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the undersigned Lenders have agreed to such amendments, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect as set forth in Section 4 below, on the Amendment Effective Date (as defined in Section 4 below) the Credit Agreement is hereby amended as follows:
(a)    Section 7.1 of the Credit Agreement is hereby amended by restating clause (d) thereof in its entirety to read as follows:
(d)     (i) Capitalized Leases entered into by the Borrower or any of its Restricted Subsidiaries after the Closing Date and (ii) secured or unsecured purchase money Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries after the Closing Date (so long as the total of all such Indebtedness incurred pursuant to this clause (ii) on or after the Closing Date taken together, when aggregated with the Indebtedness permitted under clause (i) of this Section 7.1, shall not exceed an aggregate principal amount of $20,000,000 at any one time outstanding); provided that with respect to any Indebtedness described in the immediately preceding clauses (i) or (ii), (1) such Indebtedness shall be incurred to finance the acquisition of assets used in the business of the Borrower or any of its Restricted Subsidiaries, (2) any such Indebtedness incurred pursuant to this clause (d)

when incurred shall not exceed the purchase price of the asset(s) financed therewith, (3) such Indebtedness may be refinanced from time to time so long as no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (4) any Lien securing such Indebtedness is permitted under Section 7.2;

(b)    Section 7.1 of the Credit Agreement is hereby amended by restating clause (i) thereof in its entirety to read as follows:
(i)    Additional unsecured Indebtedness of the Borrower or any Restricted Subsidiary, to the extent not otherwise permitted under this Section 7.1; provided, however, that the aggregate principal amount of such additional Indebtedness, when aggregated with the Indebtedness permitted under clause (d)(ii) immediately above shall not exceed $20,000,000 at any time outstanding;
(c)    Section 7.2 of the Credit Agreement is hereby amended by restating clause (i) thereof in its entirety to read as follows:
(i)    Liens securing Indebtedness permitted under Section 7.1(d); provided, that such Liens shall not apply to any property of the Borrower or its Restricted Subsidiaries other than that property purchased or leased in connection with the incurrence of such Indebtedness;
(d)    Section 7.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.5. Restricted Payments.
The Borrower will not, nor will it permit any Restricted Subsidiary to, make any Restricted Payment (other than dividends payable in its own capital stock) except that (i) any Restricted Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Guarantor, (ii) the Borrower may, so long as no Default or Event of Default has occurred and is continuing or would arise after giving effect thereto, make Restricted Payments in an aggregate amount not to exceed, during any fiscal year of the Borrower, 20% of the audited Consolidated Net Income for the then most recently completed fiscal year of the Borrower, (iii) the Borrower or any Restricted Subsidiary may redeem, repurchase, retire, defease, prepay or otherwise retire for value outstanding Indebtedness of the Borrower or any Restricted Subsidiary with the proceeds of Indebtedness incurred by the Borrower or any Restricted Subsidiaries, so long as after giving effect thereto, such Indebtedness incurred constitutes Permitted Indebtedness, (iv) Borrower may (A) effect a conversion of Permitted Indebtedness pursuant to its terms by making any required payments of cash and/or Borrower's capital stock and (B) make a payment of cash to enter into a Permitted Indebtedness Hedge in connection with Permitted Indebtedness, and any payments made in settlement or in performance thereof, and (v) the Borrower may, so long as the Payment Conditions (as defined below) are satisfied, make repurchases of its capital stock or any Permitted Indebtedness so long as the aggregate cumulative amount expended on and after July 9, 2015 for all such repurchases of capital stock and Permitted Indebtedness does not exceed $150,000,000. As used herein, “Payment Conditions” means (i) no Default or Event of Default has then occurred and is continuing or would arise after giving effect thereto and (ii) before and after giving effect (including pro forma effect) thereto, (A) the Borrower is in compliance with the covenants set forth in ARTICLE VI and (B) the Aggregate Revolving Credit Exposure shall not exceed the lesser of (x) the Aggregate Revolving Commitment and (y) the Borrowing Base, in each case, then in effect.
3.    Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders as follows:
(a)    As of the date hereof and giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.
(b)    The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitute the valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(c)    The execution and delivery of this Amendment by the Loan Parties, and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Credit Agreement, the Prudential Senior Secured Note Agreement, any Material Indebtedness Agreement, any other material agreement or other material instrument binding on any Loan Party or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens (if any) created under the Loan Documents and/or (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Loan Parties.
(d)    The execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(e)    Without limiting the foregoing, each Loan Party hereby repeats and reaffirms all representations and warranties made by such Loan Party in the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent such representations and warranties relate to an earlier date, in which case each Loan Party repeats and reaffirms such representations and warranties as of such date.
4.    Amendment Effective Date and Effect on Credit Agreement.
(a)    This Amendment will become effective on the first date on which each of the following conditions has been satisfied (the “Amendment Effective Date”) to the satisfaction of the Administrative Agent:
(i)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Required Lenders;
(ii)    the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings;
(iii)    the Administrative Agent shall have received a copy of an amendment to the Prudential Senior Secured Note Agreement duly executed by each party thereto, in form and substance acceptable to the Administrative Agent; and
(iv)    the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
(c)    On the Amendment Effective Date, the amendments to the Credit Agreement provided herein will be deemed for all purposes effective as of the Closing Date, and any action or inaction taken by any Loan Party at any time on or after the Closing Date in compliance with the Credit Agreement as amended hereby shall constitute compliance with the Credit Agreement at such time. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d)    The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date.
5.    Miscellaneous.
(a)    Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. Nothing in this Amendment or in any of the transactions contemplated hereby (including, without limitation, the refinancing contemplated hereby) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(c)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.6 AND 10.7 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to Section 4 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.2 of the Credit Agreement.
(e)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
(f)    The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
(g)    In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Collateral Agent from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
(h)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Chief Financial Officer

SUNTRUST BANK,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and as a Lender

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Managing Director

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Angel Sutoyo
Name: Angel Sutoyo
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By: /s/ Peter Samboul
Name: Peter Samboul
Title: Director

ING CAPITAL LLC, as Lender

By: /s/ Mary Forstner
Name: Mary Forstner
Title: Director

By: /s/ Jonathan Banks
Name: Jonathan Banks
Title: MD

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

ZB, N.A. d/b/a CALIFORNIA BANK & TRUST,
as Lender

By: /s/ Melissa Chang
Name: Melissa Chang
Title: 1st Vice President

CITIBANK, N.A., as Lender

By: /s/ Lori Galagarza
Name: Lori Galagarza
Title: Senior Vice President

BANK LEUMI USA, as Lender

By: /s/ Paul King
Name: Paul King
Title: First Vice President

MUFG Union Bank, N.A. (formerly known as UNION BANK), as Lender

By: /s/ Meng Zhang
Name: Meng Zhang
Title: Vice President

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as Lender

By: /s/ Daniel Ahn
Name: Daniel Ahn
Title: AVP

FLAGSTAR BANK, as Lender

By: /s/ Aaron Bates
Name: Aaron Bates
Title: Vice President

CIBC BANK USA (formerly known as THE PRIVATEBANK AND TRUST COMPANY), as Lender

By: /s/ Cristina Valdes
Name: Cristina Valdes
Title: Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

OPUS BANK, as Lender

By: /s/ Ramsey Naber
Name: Ramsey Naber
Title: SVP

UMPQUA BANK, as Lender

By: /s/ Emily Brayfield
Name: Emily Brayfield
Title: S.V.P.

WOODFOREST NATIONAL BANK, as Lender

By: /s/ Mai Le Thai
Name: Mai Le Thai
Title: Vice President

REGIONS BANK, as Lender

By: /s/ Andrew Staszesky
Name: Andrew Staszesky
Title: Vice President

DNB CAPITAL, LLC, as Lender

By: /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

By: /s/ Kristi Birkeland Sorensen
Name: Kristi Birkeland Sorensen
Title: Senior Vice President
Head of Corporate Banking

BANC OF CALIFORNIA, as Lender

By: /s/ An Pham Jr.
Name: An Pham Jr.
Title: VP

Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party and their respective payment, performance and observance obligations and liabilities (whether contingent or otherwise) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement, “thereunder”, “thereof or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby.
ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Chief Financial Officer
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2     CORPORATION
ASSET ACCEPTANCE, LLC
MIDLAND INDIA LLC

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Vice President
ASSET ACCEPTANCE CAPITAL CORP.
ATLANTIC CREDIT & FINANCE, INC.
MIDLAND CREDIT MANAGEMENT, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Executive Vice President

ATLANTIC CREDIT & FINANCE SPECIAL
FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL
FINANCE UNIT III, LLC

By: /s/ Ryan Bell
Name: Ryan Bell
Title: Executive Vice President